Debt securities in issue	6 Months Ended
Jun. 30, 2023
Debt Securities In Issue [Abstract]
Debt securities in issue
Note 12: Debt securities in issue

	At 30 June 2023			At 31 December 2022
	At fair value through profit or loss £m	At amortised cost £m	Total £m	At fair value through profit or loss £m	At amortised cost £m	Total £m

Medium-term notes issued	4,904	21,422	26,326	5,133	21,377	26,510
Covered bonds	–	12,527	12,527	–	14,240	14,240
Certificates of deposit	–	3,691	3,691	–	1,607	1,607
Securitisation notes	25	3,471	3,496	26	2,780	2,806
Commercial paper	–	15,332	15,332	–	9,052	9,052
	4,929	56,443	61,372	5,159	49,056	54,215
The notes issued by the Group’s securitisation and covered bond programmes are held by external parties and by subsidiaries of the Group.
Securitisation programmes
At 30 June 2023, external parties held £3,496 million (31 December 2022: £2,806 million) of the Group’s securitisation notes in issue; these notes, together with those held internally, are secured on loans and advances to customers and debt securities held at amortised cost amounting to £30,538 million (31 December 2022: £28,981 million), the majority of which have been sold by subsidiary companies to bankruptcy remote structured entities. The structured entities are consolidated fully and all of these loans are retained on the Group’s balance sheet.
Covered bond programmes
At 30 June 2023, external parties held £12,527 million (31 December 2022: £14,240 million) of the Group’s covered bonds in issue; these bonds, together with those held internally, are secured on certain loans and advances to customers amounting to £25,818 million (31 December 2022: £28,231 million) that have been assigned to bankruptcy remote limited liability partnerships. These loans are retained on the Group’s balance sheet.
The Group holds cash deposits of £3,575 million (31 December 2022: £3,789 million) which support the debt securities issued by the structured entities, the term advances related to covered bonds and other legal obligations.